EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Richard A. Hayne, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-K of Urban Outfitters, Inc. (the “Company”), for the year ended January 31, 2005 (the “Form 10-K”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 18, 2005	By:	/s/ RICHARD A. HAYNE
Richard A. Hayne President (Principal Executive Officer)